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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------


                                    FORM 8-K



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                     September 23, 1999 (September 21, 1999)


                                    SDL, INC.
                          (Exact name of Registrant as
                            Specified in its Charter)

                                    DELAWARE
                          (State or Other Jurisdiction
                                of Incorporation)

                                    000 25688
                            (Commission File Number)

                                   77-0331449
                        (IRS Employer Identification No.)


                               80 ROSE ORCHARD WAY
                               SAN JOSE, CA 95134
                                 (408) 943-9411
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)
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Item 5.  OTHER EVENTS.

        On September 21, 1999, SDL, Inc. (the "Company") priced its offering of 3,392,500 shares (the "Shares") of its Common Stock (including an over-allotment option of 442,500 shares) at $82.00 per share. Attached hereto as exhibits to this Current Report on Form 8-K are (i) the Underwriting Agreement dated as of September 21, 1999 among the Company on the one hand, and CIBC World Markets Corp., Hambrecht & Quist LLC, Donaldson Lufkin & Jenrette Securities Corporation, Merrill Lynch Pierce Fenner & Smith Incorporated, S. G. Cowen Securities Corporation and Soundview Technology Group, Inc. on the other hand, relating to the issuance of the Shares; (ii) an opinion of counsel relating to the Shares; and (iii) the Prospectus Supplement of the Company dated September 21, 1999.

Item 7.  Exhibits

        1.1    Underwriting Agreement

        5.1    Opinion of Counsel (relating to the Common Stock)

       99.0    Prospectus Supplement of the Company dated September 21, 1999.



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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SDL, INC.




September 23, 1999                      By:          /s/ Michael L. Foster
                                           -------------------------------------
                                           Michael L. Foster
                                           Chief Financial Officer,
                                           and Secretary,
                                           (Principal Financial and Accounting
                                           Officer)



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                                  EXHIBIT INDEX



    EXHIBIT                          DESCRIPTION
-----------------   -------------------------------------------------------------
      1.1           Underwriting Agreement
      5.1           Opinion of Morrison & Foerster (relating to the Common Stock)
     99.0           Prospectus Supplement of the Company dated September 21, 1999



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